                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                                 AMENDMENT NO. 2

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 29, 1996
                                                 ------------------------------

                             THE TRANZONIC COMPANIES
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Ohio                           1-5774                       34-0664235
- ----------------      ----------------------              ---------------
(State or other      (Commission File Number)            (I.R.S. Employer
jurisdiction of                                           Identification
incorporation)                                                 Number)




30195 Chagrin Boulevard, Pepper Pike, Ohio                     44124
- -------------------------------------------               --------------
(Address of principal executive offices)                    (ZIP Code)



Registrant's telephone number, including area code:  (216)831-5757
                                                   ----------------------------



                                       N/A
- --------------------------------------------------------------------------------
          (Former name or former address if changed from last report)




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               The undersigned hereby amends and restates in its entirety Item
7(b) and (c) of the undersigned's Current Report on Form 8-K dated March 29, 1996 as follows:

Item 7.                 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
- -------                 -----------------------------------------
                        INFORMATION AND EXHIBITS
                        ------------------------

(b)            Pro Forma Financial Information Unaudited
               -----------------------------------------
               The following financial statement is filed herewith as a part of this Report:

               1. The Tranzonic Companies Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the year ended February 29, 1996.

(c)            Exhibits
               --------

                10.1 Asset Purchase Agreement by and among Whitney-Corr-Pak International, Inc., The Tranzonic Companies, Design Trend, Inc. and Ever-Ready Appliance Mfg. Co. dated February 29, 1996(1)

                27               Financial Data Schedule(2)





- --------

     (1)    Previously filed.

     (2) Filed only in electronic format pursuant to Item 601(b)(27) of Regulation S-K.


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                             THE TRANZONIC COMPANIES

                         Pro Forma Financial Information

                                    Unaudited



On February 29, 1996, The Tranzonic Companies (Registrant) signed a definitive agreement to sell substantially all of the assets of Design Trend, Inc. and Ever-Ready Appliance Mfg. Co. The sale was completed on March 29, 1996.

The following unaudited financial statement sets forth the pro forma condensed results of operations as if the sale had taken place as of the beginning of the fiscal year, March 1, 1995.


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                             THE TRANZONIC COMPANIES

        Unaudited Pro Forma Consolidated Condensed Statement of Earnings

                      For the year ended February 29, 1996



                                                                                                  Pro Forma
                                                         Continuing           Pro Forma           Continuing
                                                         Operations          Adjustments          Operations
                                                         ----------          -----------          ----------

Sales                                             $      137,215,521             -                137,215,521


Cost and expenses
  Cost of goods sold                                      94,171,671             -                 94,171,671
  Selling, general and administrative
     expenses                                             35,864,284           28,544 (1)          35,892,828
                                                        ------------         --------            ------------

                                                         130,035,955           28,544             130,064,499
                                                         -----------         --------             -----------

     Operating earnings                                    7,179,566          (28,544)              7,151,022

Interest income                                               91,386           -                       91,386
Interest expense                                            (685,642)         674,201 (2)             (11,441)
                                                      --------------          -------         ---------------

     Earnings from continuing
       operations before income taxes                      6,585,310          645,657               7,230,967

Income taxes                                               2,169,000          267,000               2,436,000
                                                       -------------          -------           -------------

     Net earnings from continuing
       operations                                 $        4,416,310          378,657               4,794,967
                                                       =============          =======           =============

Net earnings from continuing operations
  per common and common equivalent
  share                                                                                                  1.36
                                                                                                         ====
Average Class A and Class B
  common and common equivalent
  shares outstanding                                                                                3,525,457
                                                                                                    =========
- -----------------

(1)  Represents additional commitment fees on change in outstanding debt.

(2) Represents impact on liquidation of outstanding debt at beginning of period presented.

Note:    There are no material nonrecurring charges anticipated.

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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  September 24, 1996                         THE TRANZONIC COMPANIES


                                                  By: /s/ Robert S. Reitman
                                                     ----------------------
                                                  Name:   Robert S. Reitman
                                                  Title:  President

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